Exhibit 10.1

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. NO SALE, TRANSFER OR OTHER DISPOSITION OF THESE SECURITIES MAY BE MADE EXCEPT PURSUANT TO A REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR AFTER HAVING PROVIDED THE COMPANY WITH AN OPINION OF COUNSEL IN FORM AND FROM COUNSEL ACCEPTABLE TO THE COMPANY OBTAINED AT THE EXPENSE OF THE TRANSFEREE THAT SUCH SALE, TRANSFER OR DISPOSITION IS PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER FEDERAL AND STATE SECURITIES LAWS.

Algae Dynamics Corp.

CONVERSION AGREEMENT

This conversion agreement (the “Agreement”) is dated December 21, 2016 (the “Effective Date”) by and between Algae Dynamics Corp., a Canadian corporation (the “Company”), and ___________, a Canadian resident (“Investor”).

WHEREAS, Investor has or intends to provide goods or services to the Company as described in Exhibit A hereto in the amount of $________ (the “Payable”); and

WHEREAS, Investor and the Company desire to convert the Payable into shares of common stock of the Company as provided herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Investors and the Company agree as follows:

1.       Payable Conversion.

Effective as of the date hereof the Investor hereby agrees, subject to the conditions set forth herein, to convert the Payable into shares of common stock at a price per share of $0.3959.

2.       Company’s Representations. The Company hereby makes the following representations, warranties and covenants in favor of Investor:

(a)       The common stock constitutes duly authorized common stock of the Company, the issuance of which to Investor has been duly authorized by the board of directors of the Company.

(b)       The common stock shall be validly issued and outstanding, fully paid, nonassessable and free and clear of all liens and encumbrances arising through the actions of the Company or its directors, officers, employees or agents.

3.       Investor’s Representations. The Company is issuing the common stock to Investor in reliance upon the following representations made by Investor:

(a)       Investor is familiar with investments in corporations and understands that Investor will become a shareholder of the Company.

(b)       Investor possesses adequate financial and business knowledge and experience, either alone or with an advisor, to evaluate the merits and risks associated with investing in the Company. Investor is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire shares of common stock of the Company.

(c)       Investor has had the opportunity to conduct an independent investigation of the Company and has reviewed, and is familiar with, all information pertaining to the Company, and its business that Investor believes would be material to any investment decision; and, to the extent Investor deemed necessary or appropriate, has independently consulted professional, legal, and accounting advisors on such matters relating to this investment.

(d)       Investor has had the opportunity (i) to review all documents, records and books pertaining to this investment, requested by it; (ii) to obtain any additional information that Investor requested; (iii) ask questions of, and receive answers from, the Company or any person authorized to act on its behalf concerning the business of Company, the terms and conditions of this investment and any additional information requested by and provided to Investor.

(e)       Investor acknowledges and understands that the business of the Company inherently involves a high degree of risk. Investor, therefore, recognizes that an investment in the Company involves substantial risk and has taken full cognizance of and understands all of the risks related to the purchase of the common stock.

(f)       Investor can bear the economic risk of losing its entire investment and understands that the common stock cannot readily be sold and is not suitable for investment unless Investor has available other personal liquid assets to assure that the investment in the Company will not cause any undue financial difficulties or affect Investor’s ability to provide for current needs and possible personal financial contingencies; and Investor is able to bear the economic risks of the investment for an indefinite period.

(g)       Investor is the sole party in interest as to its investment in the Company and is acquiring the common stock solely for investment for its own account and has no agreement, understanding or arrangement to subdivide, sell, assign, transfer, pledge or otherwise dispose of all or any part of its interest to any other person, trust, corporation, partnership, limited partnership, limited liability company, unincorporated association or other entity.

(h)       Investor is a resident of the Province of Ontario set forth below and is an “accredited investor” as such term is defined under the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”).

(i)       Investor is executing this Agreement relying upon an independent investigation of the Company and its economic prospects without relying on any representations or warranties made by the Company or any person on its behalf, or information other than information requested by and provided to Investor by the Company.

(j)       Investor understands that the common stock to be issued under the Agreement has not been registered under the Act or any state securities law; and issuance of the common stock is being conducted in reliance upon exemptions from such registration and that these securities have not been approved or disapproved by the Securities and Exchange Commission nor any state securities agency.

(k)       Investor further understands and acknowledges that the common stock is subject to certain resale limitations imposed under the securities regulations; and cannot be sold, transferred or otherwise disposed of by Investor unless such sale is subsequently registered under the Act, and applicable state securities laws or unless an exemption from such registration is available at the time of the desired sale. Investor acknowledges that it has no right to require registration of the common stock under federal or state securities laws. Without limiting the foregoing, Investor agrees not to sell, pledge or otherwise transfer or dispose of any interests or any portion thereof except in compliance with all applicable laws. Investor acknowledges and agrees that on the certificates evidencing the common stock will include a legend reading substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, AGREES FOR THE BENEFIT OF XFIT BRANDS, INC. (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES, OR (C) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF THE UNITED STATES, AFTER THE HOLDER HAS, IN THE CASE OF (B) OR (C) ABOVE, FURNISHED TO THE CORPORATION AT ITS EXPENSE AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. HEDGING TRANSACTIONS INVOLVING THE COMMON STOCK OF THE COMPANY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

(l)       Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the parties, the parties do not thereby or in any other manner waive any rights granted to them under federal or state securities laws.

4.       Miscellaneous.

(a)       The Agreement shall be construed and enforced in accordance with the laws of the Province of Ontario.

(b)       Captions in the Agreement are for convenience of reference only and will not limit or otherwise affect the interpretation or effect of any term or provision hereof.

(c)       Except as expressly set forth otherwise, this Agreement and the rights, powers and duties set forth herein will bind and inure to the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto. Notwithstanding anything contained herein to the contrary, the rights and duties of Investor are not assignable.

(d)       Each party to this Agreement hereby represents and warrants to the other parties that it has had an opportunity to seek the advice of its own independent legal counsel with respect to the provisions of the Agreement and that its decision to execute the Agreement is not based on any reliance upon the advice of any other party or its legal counsel. Each party represents and warrants to the other party that in executing the Agreement such party has completely read the Agreement and that such party understands the terms of the Agreement and its significance. This Agreement shall be construed neutrally, without regard to the party responsible for its preparation.

(e)       Each party to this Agreement hereby represents and warrants to the other party that (i) the execution, performance and delivery of this Agreement has been authorized by all necessary action by such party; (ii) the representative executing this Agreement on behalf of such party has been granted all necessary power and authority to act on behalf of such party with respect to the execution, performance and delivery of this Agreement; and (iii) the representative executing this Agreement on behalf of such party is of legal age and capacity to enter into agreements which are fully binding and enforceable against such party.

(f)       This Agreement may be executed in any number of counterparts and delivered by facsimile or by email, all of which taken together shall constitute a single instrument.

5.       Indemnification. The Investor agrees to indemnify and hold harmless the Company, its officers, members, employees, nominees, and agents against any damages, claim or liability and the costs of any action or proceeding brought as the result of any untrue representation, warranty or agreement made herein.

6.       Integration. The Agreement may be amended or modified only by an instrument signed by the Investor and the Company. A waiver of any provision of the Agreement must be in writing, designated as such, and signed by the party against whom enforcement of that waiver is sought. The waiver by a party or a breach of any provision of the Agreement will not operate or be construed as a waiver of any subsequent or other breach thereof. The Agreement supersedes any earlier agreements or understandings between the Investor and the Company.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

Algae Dynamics Corp., a Canadian corporation

By:
Name:
Title:

[Investor]

By:
Address:

EXHIBIT A

Amounts as per the September 30, 2016 – Financial Statements filed with the SEC: